SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): December 20, 2004
                                                         -----------------

                                   CHARTERMAC
                                   ----------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                                    --------
                 (State or other Jurisdiction of Incorporation)


        1-13237                                         13-3949418
        -------                                         ----------
(Commission File Number)                    (IRS Employer Identification Number)

                     625 Madison Avenue, New York, NY 10022
                     --------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 317-5700
                                                           --------------

                                Not Applicable
         ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS
            ------------


On December 10, 2004, CharterMac's (the "Company") subsidiary closed a transaction to guarantee tax benefits to an investor in Related Capital Credit Enhanced Partners LP - Series A, Number 1 ("RCCEP"), a partnership designed to generate federal low-income housing tax credits ("LIHTCs"). IXIS Financial Products Inc. ("IXIS"), has credit enhanced the obligation of RCCEP to provide to the investor a minimum internal rate of return. CharterMac Corporation ("CM Corp."), CharterMac's wholly owned subsidiary, has agreed to back-up IXIS' obligations, and CM Corp. and IXIS will each be paid a credit enhancement fee by RCCEP.



RCCEP is a fund sponsored by Related Capital Company, also a CharterMac subsidiary. The investor in RCCEP will be allocated LIHTCs and other tax benefits in return for investing approximately $61.4 million in RCCEP to finance a portion of the development and ownership of nine multifamily properties. The properties were also financed with the proceeds of approximately $107.0 million of tax-exempt and taxable debt, which was provided by the Company, as well as additional third-party financing totaling approximately $4.0 million.



On December 17, 2004, the Company released a press release describing this transaction, which is attached as exhibit 99.1 to this 8K.





 ITEM 9.01.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
             ------------------------------------------------------------------


(a).     Financial Statements
         --------------------

         Not Applicable

(b).     Pro Forma Financial Information
         -------------------------------

         Not Applicable

(c).     Exhibits
         --------
         99.1 Press Release dated December 17, 2004, "CharterMac Completes Fourth Housing Tax Credit Benefit Guarantee Transaction This Year; Announces New Strategic Relationship with IXIS Financial Products Inc.".

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         CharterMac
                                         (Registrant)



                                         BY: /s/ Stuart J. Boesky
                                             --------------------
                                             Stuart J. Boesky
                                             Chief Executive Officer


         December 20, 2004

EXHIBIT 99.1


                 CHARTERMAC COMPLETES FOURTH HOUSING TAX CREDIT
                     BENEFIT GUARANTEE TRANSACTION THIS YEAR

  -- ANNOUNCES NEW STRATEGIC RELATIONSHIP WITH IXIS FINANCIAL PRODUCTS INC. --


NEW YORK, NY - DECEMBER 17, 2004 - CharterMac (the "Company") (AMEX: CHC) today announced that its subsidiary has closed a transaction to guarantee tax benefits to an investor in Related Capital Credit Enhanced Partners LP - Series A, Number 1 ("RCCEP"), a partnership designed to generate federal low-income housing tax credits ("LIHTCs"). IXIS Financial Products Inc. ("IXIS"), a highly rated financial institution, has credit enhanced the obligation of RCCEP to provide to the investor a minimum internal rate of return. CharterMac Corporation ("CM Corp."), CharterMac's wholly owned subsidiary, has agreed to back-up IXIS' obligations, and CM Corp. and IXIS will each be paid a credit enhancement fee by RCCEP.

"This transaction is extremely significant to CharterMac in that it marks the establishment of a promising new relationship with IXIS," commented Stuart J. Boesky, Chief Executive Officer of CharterMac. "In addition to the current transaction, CharterMac and IXIS are exploring other ways to work together to provide better products and services to CharterMac's investor and developer clients."

"IXIS is delighted to associate itself with such a highly respected and established player in the real estate industry," added Nicholas Mumford, Managing Director of IXIS. "We look forward to growing and expanding our relationship with CharterMac and to working closely together."

RCCEP is a fund sponsored by Related Capital Company, also a CharterMac subsidiary, and represents the fourth guaranteed fund closed by the Company this year. The investor in RCCEP will be allocated LIHTCs and other tax benefits in return for investing approximately $61.4 million in RCCEP to finance a portion of the development and ownership of nine multifamily properties. The properties were also financed with the proceeds of approximately $107.0 million of tax-exempt and taxable debt, which was provided by CharterMac, as well as additional third-party financing totaling approximately $4.0 million.

"CharterMac is very pleased to close its fourth guaranteed transaction of this year," stated Marc D. Schnitzer, President of CharterMac. "This business line represents a tremendous growth area for the Company, as illustrated by the fact that this fund brings our year-to-date guaranteed transactions total to $230.6 million, which is 49.9% ahead of CharterMac's credit enhancement activity last year."

ABOUT THE COMPANY

CharterMac,   through  its   subsidiaries,   is  one  of  the  nation's  leading
full-service real estate finance companies, with a strong core focus on multifamily financing. CharterMac offers capital solutions to developers and owners of multifamily rental housing throughout the country and quality investment products to institutional and retail investors. For more information, please visit CharterMac's website at www.chartermac.com or contact the Shareholder Services Department directly at (800) 831-4826.

CERTAIN STATEMENTS IN THIS PRESS RELEASE MAY CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE
SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS AND BELIEFS AND ARE SUBJECT TO A NUMBER OF FACTORS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY
FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS. THESE RISKS AND UNCERTAINTIES ARE DETAILED IN CHARTERMAC'S ANNUAL REPORT ON FORM 10-K FOR THE PERIOD ENDED DECEMBER 31, 2003, AND IN ITS OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE OF THIS PRESS RELEASE. CHARTERMAC EXPRESSLY DISCLAIMS ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENTS CONTAINED HEREIN TO REFLECT ANY CHANGE IN CHARTERMAC'S EXPECTATIONS WITH REGARD THERETO OR CHANGE IN EVENTS, CONDITIONS, OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.